Exhibit 10.2

AMENDMENT AGREEMENT TO THE ACQUISITION OPTION (THE “AMENDMENT AGREEMENT”), ENTRED INTO BY AND BETWEEN MORE PHARMA CORPORATION, S. DE R.L. DE C.V., REPRESENTED BY MR. RICARDO GUILLERMO AMTMANN AGUILAR, HERINAFTER REFERRED TO AS “MORE PHARMA”, AND OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V., REPRESENTED BY MR. EVERARDO GARIBAY RAMÍREZ, HEREINAFTER REFERRED TO AS “OTM”, IN ACCORDANCE WITH THE FOLLOWING BACKGROUND, WHEREAS AND CLAUSES.

BACKGROUND

a)	On August 8, 2012, Oculus Innovative Services, Inc. (“OIS”), OTM and More Pharma entered into a “Licence, Exclusive Distribution and Supply Agreement” (“License Agreement”) in order to grant an exclusive license in favor of More Pharma of all the proprietary rights with respect to certain products and of manufacturer trademarks; the exclusive right to promote, market, import, offer for sale, sell and/or distribute the products in Mexico as well as the uninterrupted and continuous supply of them.

b)	On August 15, 2012, OTM and More Pharma entered into a “Health Registrations Assignment of Rights Agreement” in order to assign in favor of More Pharma the health registrations described in the Exhibit 1 of this Amendment Agreement (the “Health Registrations”).

c)	On August 15, 2012, More Pharma and OTM entered into an “Acquisition Option” by which More Pharma granted to OTM an option to acquire the Health Registrations, exclusively when More Pharma incurs in any termination cause under the License Agreement. To this end, More Pharma granted an irrevocable power of attorney in favor of OTM in order to allow the latter to recover said Health Registrations.

d)	On October 27, 2016, OIS and OTM, as Sellers, and Invekra, S.A.P.I. de C.V. (“Invekra”), as Buyer, entered into an “Asset Purchase Agreement” (“APA”), in which More Pharma appears as the Guarantor of Invekra for the fulfilment of the payment obligations acquired by Invekra under such APA. In the APA, More Pharma was obliged to grant in favor of OTM an acquisition option to acquire the Health Registrations in case of default of Invekra to the obligations undertaken under the APA and the Assignment and Amendment to the Supply Agreement (as defined in the APA).

e)	On October 27, 2016, OIS and OTM as assignor, and Invekra, as assignee, entered into an “Assignment and Amendment to the Supply Agreement” as such term is defined in the APA, in which, amongst other terms and conditions, OIS assigned to Invekra all right, title, interest and obligations of OIS derived from the License Agreement, OTM ratified for all purposes all of its obligations of Manufacturer the Products (as such terms are defined in the License Agreement) towards More Pharma, and the parties agree to modify some clauses regarding the supply of the Products.

WHEREAS

I.           More Pharma states, through its legal representative, that:

a)	It is a mercantile company duly incorporated as a stock corporation (S.A. de C.V.) in accordance with the United Mexican States Law, as evidenced in public deed number 6,948 dated May 17, 2007, granted under oath by Mr. Agustín Wallace Hampton Gutiérrez Katze, notary public 208 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 364165, dated May 23, 2007.

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b)	It has been transformed into a Limited Liability Company (S. de R.L. de C.V.) by means of public deed number 83,060, dated December 13, 2007, granted under oath by Mr. José Ignacio Sentíes Laborde, notary public 104 of Mexico City, recorded before the Public Registry of Commerce under mercantile folio number 364165, dated August 6, 2008.

c)	Its legal representative has sufficient legal authority to enter into this Agreement, as evidenced in public deed number 66,382, dated January 21, 2015, granted under oath by Mr. Erik Namur Campesino, notary public 94 of Mexico City, which has not been modified, limited or revoked in any manner whatsoever.

d)	It is its desire to enter into this Amendment Agreement subject to the terms and conditions herein below.

II.              OTM states, through its legal representative, that:

a)	It is a mercantile company duly incorporated in accordance with the United Mexican States Law, as evidenced in public deed number 3,605, dated April 30, 2003, granted under oath by Mr. Armando G. Manzano Alba, notary public 1 of Michoacán, and registered before the Public Registry of Commerce under number 41, Tome 313 and Commerce Companies Book.

b)	Its legal representative has sufficient legal authority to enter into this Agreement and the Ancillary Agreements, as evidenced in public deed number 95,370 dated November 30, 2005, granted under oath by Mr. Francisco Javier Arce Gargollo, notary public 74 of Mexico City, and registered before the Public Registry of Commerce under mercantile folio number 6970*1, which has not been modified, limited or revoked in any manner whatsoever.

c)	It is its desire to enter into this Amendment Agreement subject to the terms and conditions herein below.

Having expressed the preceding, the Parties hereby agree on the following:

CLAUSES

FIRST. Amendment to the Acquisition Option. In order to guarantee the fulfillment of the payment obligations undertaken by Invekra under the APA, the Parties agree to modify the Clause of the Acquisition Option as follows:

“Subject to the conditions described below, More Pharma hereby grants OTM an option to acquire, directly or through an appointed designee (such appointment to be duly notified to More Pharma) (the “Designee”), the Health Registrations. Said acquisition option may be exercised by OTM exclusively when Invekra incurs in any default of payment under the “APA” and of the Assignment and Amendment to the Supply Agreement (as referred to in the APA), both dated 27th October, 2016, a copy of which is included as Exhibit 2. In view of the above, the Parties agree that More Pharma shall fulfill this obligation by transferring the Health Registrations to OTM or to its Designee within 10 (ten) business days as of the date OTM has exercised its right of acquisition option. Likewise, the parties agree and accept that OTM shall have the right to appoint a third party in order that the Health Registrations are transferred to OTM by More Pharma, such appointment to be made on or prior to the date the acquisition option is exercised.

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The price of the acquisition of such Health Registrations shall be the amount of USD$1.00 (one dollar 00/100 currency of the United States of America) for each of them. It is further agreed that in order to exercise the acquisition option it will be sufficient that OTM or its Designee gives written notice to More Pharma in the exercise of its right to acquire such Health Registrations, provided OTM shall simultaneously pay to More Pharma the amount established in this paragraph. In the event of creation of the transfer to a third party, such price shall also be paid simultaneously on the date when the transfer takes place. OTM shall be entitled to exercise its acquisition option or its right to appoint a third party under the terms of this clause, either once with respect to all the Health Registrations or partially, in the understanding that in the latter event, it can make it gradually with respect to one or more Health Registrations, until it has exercises it with respect to all of them.

Consequently the parties shall have a 15 (fifteen) calendar day-term following the date on which More Pharma receives from OTM or its Designee notice to exercise the acquisition option on the Health Registrations, or of the date of execution of the act having originated the transfer of the Health Registrations to the third party appointed by OTM, to prepare, sign and file before the corresponding agencies the agreements and necessary documents, either public or private, in order to formalize the transfer of the rights and obligations of the Health Registrations. The expenses deriving from the foregoing shall be borne by Invekra.

In any of the events under the terms established in the previous paragraphs (breach under the APA and/or the Assignment and Amendment to the Supply Agreement), OTM or its Designee shall have the right to immediately exercise the acquisition option, as well as OTM has the right to appoint the third party to carry out the transfer of the Health Registrations in favor of the latter, as set forth in this Clause.

More Pharma grants in this act a Special Irrevocable Power in favor of Messrs. Everardo Garibay Ramírez, Jim Schutz and Bruce Thornton, individually or collectively, any of the empowered shall be able to sign, private and/or public documents, and execute any other actions in order to fulfill the duties that More Pharma assumes in terms of the present clause. This power is granted as Irrevocable, because it constitutes a form to fulfillment of the duties assumed by More Pharma in terms of the Acquisition Option Agreement and this Agreement and in accordance with article 2596 of the Federal Civil Code.”

SECOND. Amendments. Any modification or amendment to the Clauses of this Amendment Agreement will only be effective when the Parties have agreed in advance in writing. The Parties may not change the terms of this Amendment Agreement unless in writing signed by them.

THIRD. Entire Agreement. This Amendment Agreement represents the entire agreement between OTM and Invekra and, therefore, supersedes any verbal or written agreement, understandings and negotiations between the Parties, prior to the date hereof.

FOURTH. Assignment of rights. This Amendment Agreement shall be binding and to the benefit of the Parties concluding it. Neither this Amendment Agreement or any rights, benefits or obligations hereunder may be assigned by either Party without the prior written consent granted by the other Party. Except as expressly provided for in this Amendment Agreement, none of the provisions of this Amendment Agreement will grant right, interest or action in favor of any person (other than the Parties) or will benefit any person (other than the parties who appear to this Amendment Agreement).

FIFTH. Headlines. All the headlines of the clauses of this Amendment Agreement are introduced exclusively by the reason of convenience and would not affect any interpretation about its content.

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SIXTH. Notices. All notices, requests and other communications related to this Amendment Agreement shall be in writing and shall be effective upon receipt and delivered personally or by specialized courier service, addressed to the recipient party to the following addresses:

MORE PHARMA	OTM

Boulevard Adolfo López Mateos número 314, Colonia Tlacopac, Delegación Álvaro Obregón, C.P. 01049, Ciudad de México, México. Attn. Legal Representative Email: [_]† [_]† [_]†	Industria Vidriera 81, Fracc. Industrial Zapopan Norte, C.P. 45130, Zapopan, Jalisco, Mexico Attn. Legal Representative Email: [_]†

SEVENTH. Applicable Law and Jurisdiction. This Amendment Agreement is subject and governed by the laws of Mexico City. In case of controversy, dispute or claim of any kind in connection with this Amendment Agreement, the Parties submit explicitly to the jurisdiction of the competent courts of Mexico City and waive explicitly the jurisdiction by reason of their present of future domiciles or for any other reason that may correspond to the current or future circumstances.

EIGHTH. Counterparts. This Amendment Agreement may be executed in two counterparts, in original all of which shall be considered one and the same agreement, and all of which shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, the Parties have executed this Amendment Agreement in Mexico City, on October 27th, 2016.

MORE PHARMA	OTM

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Everardo Garibay Ramírez
MORE PHARMA CORPORATION,	OCULUS TECHNOLOGIES OF MEXICO,
S. DE R.L. DE C.V.	S.A. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar	By: Mr. Everardo Garibay Ramírez

__________________

† Confidential material redacted and separately filed with the Commission.

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EXHIBIT 1 TO THE AMENDMENT AGREEMENT TO THE ACQUISITION OPTION DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN MORE PHARMA CORPORATION, S. DE R.L. DE C.V. AND oculus technologies of mexico, S.A. de C.V.

HEALTH REGISTRATIONS

COMMERCIAL NAME	PRODUCT	NUMBER	TYPE	MANUFACTURER	HEALTH REGISTRATIONS BOTTLE SIZES
[_]†	Antiseptic solution	1075C2003SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	1397C2010SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0557C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	0835C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	0963C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Sterilization solution	1031C2016SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological solution	0253C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	02558C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Bladder Irrigation Solution	0257C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	2014C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological Gel	2030C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0176C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Dermatological solution	1399C2010SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	0335C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0963C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic and sterilizing solution	0964C2015SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic Gel	0198C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Odontologic solution	2098C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	2099C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Odontologic solution	2100C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Nasal solution	2411C2014SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	1263C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†
[_]†	Antiseptic solution	1264C2013SSA	[_] †	Oculus Technologies of México, S.A. de C.V.	[_]†

__________________

† Confidential material redacted and separately filed with the Commission.

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No.	Commercial Name	Country	Registration #	Effective Date	Status	Holder	Class	Sizes
1	[_]†	Guatemala	PHH-28	17/07/2018	Valid (13)	More Pharma Corp	Device	[_]†
2	[_]†	Guatemala	OD-2647	04/08/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†
3	[_]†	El Salvador	I.M. 004611072013	11/07/2018	Valid (13)	More Pharma Corp	Device	[_]†
4	[_]†	El Salvador	1EC20840716	21/07/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†
5	[_]†	Honduras	DM-00345	12/03/2018	Valid (13)	More Pharma Corp	Device	[_]†
6	[_]†	Panamá	77679	In renewal	Submitted RR 25-Jan -16	More Pharma Corp	Medicine	[_]†
7	[_]†	Panamá	90567	13/11/2025	Valid (16)	More Pharma Corp	Cosmetic Medicine	[_]†
8	[_]†	Jamaica	15A 1036	Without expiration	Valid (15)	More Pharma Corp	Device	[_]†
9	[_]†	Colombia	2015DM-0012772	10/04/2025	Valid (15)	More Pharma Corp	Device	[_]†
10	[_]†	Colombia	NSOC73157-16CO	21/07/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
11	[_]†	Colombia	NSOC13866-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
12	[_]†	Colombia	NSOC13867-16EC	09/08/2023	Valid (16)	More Pharma Corp	Cosmetic	[_]†
13	[_]†	Chile	1794C-11/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
14	[_]†	Chile	1794C-10/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
15	[_]†	Chile	1794C-9/16	Without expiration	Valid (16)	Sanfer de Chile	Cosmetic	[_]†
16	[_]†	Ecuador	1471-DME-1215	01/12/2020	Valid (15)	More Pharma Corp	Device	[_]†
17	[_]†	Ecuador	NSOC13866-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_]†
18	[_]†	Ecuador	NSOC13867-16EC	09/08/2023	Valid (16)	Sanfer- Bussié Ecuador	Cosmetic	[_]†
19	[_]†	Costa Rica	C-MX-16-03364	16/09/2021	Valid (16)	More Pharma Corp	Cosmetic	[_]†

__________________

† Confidential material redacted and separately filed with the Commission.

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REGISTRATIONS IN PROCESS

No.	Commercial Name	Country	Process	Status	Class	Sizes
1	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
2	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
3	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
4	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
5	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
6	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
7	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
8	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
9	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†
10	[_]†	[_] †	[_] †	[_] †	[_] †	[_]†

MORE PHARMA	OTM

/s/ Ricardo Guillermo Amtmann Aguilar	/s/ Everardo Garibay Ramírez
MORE PHARMA CORPORATION,	OCULUS TECHNOLOGIES OF MEXICO,
S. DE R.L. DE C.V.	S.A. DE C.V.
By: Mr. Ricardo Guillermo Amtmann Aguilar	By: Mr. Everardo Garibay Ramírez

__________________

† Confidential material redacted and separately filed with the Commission.

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EXHIBIT 2 TO THE AMENDMENT AGREEMENT TO THE ACQUISITION OPTION DATED OCTOBER 27, 2016, ENTERED INTO BY AND BETWEEN MORE PHARMA CORPORATION, S. DE R.L. DE C.V. AND oculus technologies of mexico, S.A. de C.V.

ASSET PURCHASE AGREEMENT

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